UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2023 (June 8, 2023)

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the Stockholders of Nektar Therapeutics, a Delaware corporation (the “Company”), held on June 8, 2023 (the “Annual Meeting”), the following actions were taken. The proposals below are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2023.

Proposal 1

Each of the individuals listed below was elected, by a majority of the votes cast at the Annual Meeting and entitled to vote on the election of directors, to serve on the board of directors of the Company (the “Board”) until the Company’s 2026 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Myriam J. Curet	86,013,697	48,360,669	263,246	21,642,427
Howard W. Robin	131,440,338	2,940,207	257,067	21,642,427

In addition to the directors elected above, Jeff Ajer, Diana Brainard, Robert B. Chess, R. Scott Greer, and Roy A. Whitfield continue to serve as directors after the Annual Meeting.

Proposal 2

The proposal to approve an amendment to the Amended and Restated 2017 Performance Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder by 12,000,000 shares was approved with the following votes.

For	Against	Abstain	Broker Non-Votes
128,177,858	6,147,762	311,992	21,642,427

Proposal 3

The proposal to ratify the appointment, by the audit committee of the Board, of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved with the following votes.

For	Against	Abstain	Broker Non-Votes
152,198,308	3,794,659	287,072	0

Proposal 4

The proposal to approve the compensation of the Company’s Named Executive Officers, on a non-binding advisory basis, was approved with the following votes.

For	Against	Abstain	Broker Non-Votes
114,458,620	19,391,723	787,269	21,642,427

Proposal 5

The proposal to vote on the frequency with which the Company’s stockholders will be provided a vote, on a non-binding advisory basis, on the compensation of the Company’s Named Executive Officers, received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
131,842,535	91,293	2,367,608	336,176	21,642,427

Based on the votes set forth above, the Company’s stockholders approved, on an advisory basis, “1 Year” as the preferred frequency of the stockholders’ non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers, as set forth in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEKTAR THERAPEUTICS

Date: June 9, 2023	By:	/s/ Mark A. Wilson
Mark A. Wilson
Chief Legal Counsel and Secretary

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